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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 25, 1997



                                   DQE, Inc.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Pennsylvania                       1-10290              25-1598483
         ------------                       -------              ----------
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
        (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

       On July 25, 1997, DQE, Inc., issued its earnings release for the quarter ended June 30, 1997. A copy of such release is included herewith as Exhibit 99.1, and incorporated herein by reference.


Item 6.  Not applicable.


Item 7.  Financial Statements and Exhibits.

         99.1 DQE, Inc., earnings release dated July 25, 1997, for the quarter ended June 30, 1997.


                      __________________________________

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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                           DQE, Inc.
                                                          -----------
                                                          (Registrant)



Date          July 25, 1997                           /s/ Gary L. Schwass
              -------------                       ----------------------------
                                                          (Signature)
                                                        Gary L. Schwass
                                                    Executive Vice President
                                                  and Chief Financial Officer

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